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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of Earliest Event Reported): May 29, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

                              000-24149 37-1203599
           (Commission File Number) (IRS Employer Identification No.)

N27  W24025 PAUL COURT, PEWAUKEE, WISCONSIN                            53072
  (Address of Principal Executive Offices)                          (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events.

         CIB Bank - Chicago, Central Illinois Bank, Marine Bank and CIB Bank - Indiana each consented to the issuance of a Cease and Desist Order, which orders became effective May 29, 2004. On May 29, 2004, the registrant entered into a Written Agreement with the Federal Reserve Bank of Chicago. The Cease and Desist Orders are filed concurrently herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, and the Written Agreement is filed concurrently herewith as Exhibit 99.5.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CIB MARINE BANCSHARES, INC.

Dated:   June 1, 2004                        By:  /s/ Donald J. Straka
                                                  ------------------------------
                                                  Donald J. Straka,
                                                  Senior Vice President,
                                                  Chief Legal Officer, Secretary



                                  EXHIBIT INDEX


Exhibit Number     Description of Exhibit         Location
--------------     ----------------------         --------

99.1               CIB Bank - Chicago
                   Cease & Desist Order           Filed electronically herewith.

99.2               Central Illinois Bank
                   Cease & Desist Order           Filed electronically herewith.

99.3               Marine Bank
                   Cease & Desist Order           Filed electronically herewith.

99.4               CIB Bank - Indiana
                   Cease & Desist Order           Filed electronically herewith.

99.5               CIB Marine Bancshares, Inc.
                   Supervisory Agreement          Filed electronically herewith.